SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15 (d) of the
                Securities Exchange Act of 1934


              Date of Report:		November 14, 1996

           INTERACTIVE GAMING & COMMUNICATIONS CORP.

	Delaware		        	   	33-7764-C	             23-2838676
(State of	         (Commission File No.)	(IRS Employer Identi-
incorporation or                             fication Number)
organization)

     595 Skippack Pike, Suite 100, Blue Bell, PA		     19422
     (Address of  principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (215)-540-8185

Item 2.	Acquisition of Assets

(a) 	On November 4, 1996, Interactive Gaming &
Communications Corp. ("IGC") closed an agreement to acquire all the issued and outstanding stock of Intersphere
Communications, Ltd., a Pennsylvania corporation, from Caribbean Communications Ltd. in exchange for 1,000,000 shares of IGC restricted common stock. The acquired company is now operating as a wholly owned subsidiary of IGC.

		(b) On November 4, 1996, IGC closed an agreement to acquire all the issued and outstanding stock of Global
Gaming Corp., a Grenadan corporation, in exchange for 1,100,000 shares of IGC restricted common stock. The acquired company is now operating as a wholly owned subsidiary of IGC.


Item 7.		Exhibits

(a) 	Acquisition Agreement dated August 1, 1996 between the Company and Caribbean Communications, Ltd.;

(b) Agreement and Plan of Merger dated August 1, 1996 between the Company and Caribbean Communications, Ltd.;

(c) Acquisition Agreement dated August 1, 1996 between the Company and Global Gaming Corp.; and

(d) 	Agreement and Plan of Merger dated August 1, 1996 between the
Company and Global Gaming Corp.

SIGNATURE


	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



INTERACTIVE GAMING &  COMMUNICATIONS CORP.


Registrant


/s/  MICHAEL F. SIMONE
Michael F. Simone, President
and Chief Executive Officer



Dated:  November 14, 1996